                                                                    Exhibit 31.1

                 CERTIFICATION OF MARK E. SCHWARZ PRESIDENT AND
               CHIEF EXECUTIVE OFFICER, PURSUANT TO RULE 13a-14 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

I, Mark E. Schwarz, certify that:

       1.   I have  reviewed  this  Quarterly  report on Form  10-Q of  Geoworks
            Corporation;

       2.   Based on my  knowledge,  this  report  does not  contain  any untrue statement  of a  material  fact  or omit to  state a  material  fact necessary to make the statements made, in light of the circumstances under which such  statements  were made, not misleading with respect to the period covered by this report;

       3.   Based on my knowledge, the financial statements, and other financial information included in this Quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the  registrant as of, and for, the periods  presented in this Quarterly report;

       4.   The registrant's  other certifying officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the
            registrant and we have:

            (a)   Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during  the  period in which  this  Quarterly  report is being prepared;

            (b)   Evaluated the  effectiveness  of the  registrant's  disclosure controls and procedures and presented in this Quarterly report our  conclusions  about the  effectiveness  of the  disclosure controls and  procedures,  as of the end of the period covered by this Quarterly report based on such evaluation; and

            (c)   Disclosed  in  this   Quarterly   report  any  change  in  the
                  registrant's  internal  control over financial  reporting that occurred  during the  registrant's  most recent fiscal quarter that has  materially  affected,  or is  reasonably  likely  to materially  affect,  the  registrant's  internal  control over financial reporting.

       5.   The  registrant's  other  certifying  officer and I have  disclosed, based  on our  most  recent  evaluation  of  internal  control  over financial  reporting,  to the  registrant's  auditors  and the audit committee  of  the  registrant's  board  of  directors  (or  persons performing the equivalent functions):

            (a)   All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the registrant's ability to record, process,  summarize and report financial information; and

            (b)   Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

Date: February 16, 2004                     /s/ Mark E. Schwarz
                                            -----------------------
                                            Mark E. Schwarz
                                            Chief Executive Officer